UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 S Dixie Hwy, Unit 209

West Palm Beach, Florida 33401

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Welsbach Technology Metals Acquisition Corp.

4422 N. Ravenswood Ave #1025

Chicago, Illinois 60640

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 9, 2026, Evolution Metals & Technologies Corp. filed a Current Report on Form 8-K (the “Initial 8-K”). Evolution Metals & Technologies Corp. is filing this Amendment No. 1 (“Amendment No. 1”) to the Initial 8-K to (i) revise Item 3.03 to clarify that on January 5, 2026, in connection with the consummation of the Business Combination (as defined in Amendment No. 1), Evolution Metals & Technologies Corp. adopted the Second Amended and Restated Certificate of Incorporation, which Welsbach Technology Metals Acquisition Corp. stockholders previously approved and adopted on September 2, 2025, and the Amended and Restated Bylaws, (ii) provide a copy of the Second Amended and Restated Certificate of Incorporation as Exhibit 3.1 to Amendment No. 1, (iii) provide a copy of the Amended and Restated Bylaws as Exhibit 3.2 to Amendment No. 1, and (iv) correct certain scrivener’s errors contained in the Initial 8-K.

Except as expressly set forth herein, Amendment No. 1 speaks as of the filing date of the Initial 8-K and does not reflect events that may have occurred subsequent to the filing date of the Initial 8-K. Except as described above, no other changes have been made to the Initial 8-K. Amendment No. 1 should be read in conjunction with the Initial 8-K and Evolution Metals & Technologies Corp.’s other filings with the Securities and Exchange Commission.

INTRODUCTORY NOTE

On January 5, 2026 (the “Closing Date”), following the approval at the special meeting of the shareholders of Welsbach Technology Metals Acquisition Corp., a Delaware corporation (“WTMA”), held on September 2, 2025, WTMA Merger Subsidiary LLC, a Delaware limited liability company, and a wholly owned subsidiary of WTMA (the “Merger Sub”) consummated a merger (the “Merger”) with and into Evolution Metals LLC, a Delaware limited liability company (“EM”) pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024, as amended by Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of November 11, 2024, as amended by Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated February 10, 2025, as amended by Amendment No. 3 to Amended and Restated Agreement and Plan of Merger, dated March 31, 2025, as amended by Amendment No. 4 to Amended and Restated Agreement and Plan of Merger, dated June 11, 2025, as amended by Amendment No. 5 to Amended and Restated Agreement and Plan of Merger, dated July 21, 2025, and as amended by Amendment No. 6 to Amended and Restated Agreement and Plan of Merger, dated January 5, 2026 (the “Merger Agreement”). Accordingly, the Merger Agreement was adopted, and the Merger and other transactions contemplated thereby (collectively, the “Business Combination”) were approved and completed. At the closing of the Business Combination (the “Closing”) on January 5, 2026, pursuant to the Merger Agreement, Merger Sub merged with and into EM, with EM surviving the Merger as a wholly owned subsidiary of WTMA. On the Closing Date, pursuant to the Business Combination, WTMA changed its name to Evolution Metals & Technologies Corp. As part of the Business Combination and prior to the closing of the Merger, EM acquired Handa Lab Co., Ltd., a Korean company (“Handa Lab”), KCM Industry Co., Ltd., a Korean company (“KCM”), KMMI INC., a Korean company (“KMMI”), and NS World Co., Ltd., a Korean company (“NS World” and, collectively with Handa Lab, KCM and KMMI, referred to as the “Korean Companies”).

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms the “Registrant,” “Company,” “EMAT,” “we,” “us,” and “our” refer to Evolution Metals & Technologies Corp., a Delaware corporation, and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination.

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement and Amendments Thereto

As disclosed under the section titled “Merger Agreement” of the Current Report on Form 8-K filed by WTMA on November 13, 2024, on November 6, 2024, WTMA entered into an Amended and Restated Agreement and Plan of Merger (referred to herein as the “Merger Agreement”) by and among WTMA, Merger Sub and EM. Pursuant to the Merger Agreement, at the closing of the transactions contemplated by the Merger Agreement, it was agreed that Merger Sub will merge (“Step 8 Merger”) with and into EM, with EM surviving as a wholly owned subsidiary of WTMA and that in connection with the closing, WTMA agreed to change its name to Evolution Metals & Technologies Corp.

As disclosed under the section titled “Amendment No. 1 to Merger Agreement” of the Current Report on Form 8-K filed by WTMA on November 13, 2024, on November 11, 2024, WTMA entered into Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger, which amended and restated certain defined terms in the Merger Agreement and the corresponding consideration schedule in the company disclosure schedule, to clarify that “US NewCo,” which is a wholly owned subsidiary formed by David Wilcox or his trust, referred to as the “EM Equityholder” formed in the first step of the precedent transactions discussed below, will be a holder of membership interests in EM following the proposed merger (“Step 7 Merger”) that is part of the Business Combination.

As disclosed under the section titled “Amendment No. 2 to Merger Agreement” of the Current Report on Form 8-K filed by WTMA on February 14, 2025, on February 10, 2025, WTMA entered into Amendment No. 2 to the Amended and Restated Agreement and Plan of Merger, which amended and restated certain recitals and defined terms in the Merger Agreement and the corresponding consideration schedule in the company disclosure schedule, to clarify the amount of limited liability company interests of EM to be received by US NewCo and a wholly owned subsidiary of EM, which is a Korean Chusik Hosea company (“Korea NewCo”), in connection with the transactions contemplated by the Merger Agreement. Further, Amendment No. 2 amended and restated certain provisions of the Merger Agreement such that the EMAT board of directors after the closing was agreed to consist of six (6) directors, which would initially include six (6) director nominees designated by EM and reasonably acceptable to WTMA, insofar as those nominees are elected to the EMAT board of directors. Further, Amendment No. 2 replaced the form of the Amended and Restated Certificate of Incorporation to be filed immediately following the effective time with the form attached as Exhibit A to Amendment No. 2 to Merger Agreement.

As reported on Amendment No. 3 to the Registration Statement on Form S-4 filed by WTMA on April 25, 2025, on March 31, 2025, WTMA entered into Amendment No. 3 to the Amended and Restated Agreement and Plan of Merger, which, among other things, amended the recitals of the Merger Agreement, as well as certain definitions under the Merger Agreement, and also updated the closing merger consideration to mean a number of WTMA Common Stock shares having a value equal to $4,759,622,900 to be delivered to David Wilcox or his trust (the “Company Equityholder”) in payment of the aggregate Merger consideration.

As disclosed under the section titled “Amendment No. 4 to Merger Agreement” of the Current Report on Form 8-K filed by WTMA on June 13, 2025, on June 11, 2025, WTMA entered into Amendment No. 4 to the Amended and Restated Agreement and Plan of Merger which amended the Amended and Restated Agreement and Plan of Merger, by, among other things, extending the end date of the Merger Agreement to September 30, 2025.

As disclosed under the section titled “Amendment No. 5 to Merger Agreement” of the Current Report on Form 8-K filed by WTMA on August 5, 2025, on July 21, 2025, WTMA, entered into Amendment No. 5 to the Amended and Restated Agreement and Plan of Merger, which included the previously disclosed termination of the Amended and Restated Merger Agreement, dated March 31, 2025, regarding the acquisition of Critical Mineral Recovery, Inc. and removing references to certain precedent step transactions related thereto.

On January 5, 2026, WTMA, entered into Amendment No. 6 to the Amended and Restated Agreement and Plan of Merger, which amended the Amended and Restated Agreement and Plan of Merger, by among other things, amended the recitals of the Merger Agreement, as well as certain definitions under the Merger Agreement, and also updated the list of minority equityholders.

On January 5, 2026, WTMA entered into that certain Agreement and Plan of Merger, dated as of January 5, 2026, by and among WTMA, EM, NewCo, Inc., a Delaware corporation (“NewCo”), and William David Wilcox Jr., as the sole stockholder of NewCo, as it may be amended or supplemented from time to time (the “Step 7 Merger Agreement”), pursuant to which Merger Sub will merge with and into NewCo (the Step 7 Merger), on the terms and subject to the conditions set forth in the Step 7 Merger Agreement, with NewCo continuing as the surviving corporation in the Step 7 Merger. Thereafter, on January 5, 2026, Merger Sub merged with and into EM, with EM surviving the Step 8 Merger as a wholly owned subsidiary of WTMA. On the Closing Date, pursuant to the Business Combination, WTMA changed its name to Evolution Metals& Technologies Corp.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Business Combination and various other transactions and events contemplated by the Merger Agreement, which took place on the Closing Date, and is incorporated herein by reference.

The foregoing description of the Merger Agreement, the Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024, Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of November 11, 2024, Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated February 10, 2025, Amendment No. 3 to Amended and Restated Agreement and Plan of Merger, dated March 31, 2025, Amendment No. 4 to Amended and Restated Agreement and Plan of Merger, dated June 11, 2025, Amendment No. 5 to Amended and Restated Agreement and Plan of Merger, dated July 21, 2025, and Amendment No. 6 to Amended and Restated Agreement and Plan of Merger, dated January 5, 2026, is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, the Amended and Restated Agreement and Plan of Merger, dated as of November 6, 2024, Amendment No. 1 to Amended and Restated Agreement and Plan of Merger, dated as of November 11, 2024, Amendment No. 2 to Amended and Restated Agreement and Plan of Merger, dated February 10, 2025, Amendment No. 3 to Amended and Restated Agreement and Plan of Merger, dated March 31, 2025, Amendment No. 4 to Amended and Restated Agreement and Plan of Merger, dated June 11, 2025, Amendment No. 5 to Amended and Restated Agreement and Plan of Merger, dated July 21, 2025, and Amendment No. 6 to Amended and Restated Agreement and Plan of Merger, dated January 5, 2026, copies of which are included as Exhibits 2.1 through 2.7 hereto, and the terms of which are incorporated by reference.

Precedent Transaction Agreements

As contemplated by the Merger Agreement, EM and WTMA entered into the following transactions that were consummated in connection with the Closing (the “Precedent Transactions”) in order to effectuate the Business Combination and which occurred prior to or at the Closing.

On January 5, 2026, in the first step of the Precedent Transactions, the EM Equityholder formed a wholly owned subsidiary and Delaware corporation (“US NewCo”) and immediately thereafter contributed 13,000 of the limited liability company common member units of EM (the “EM Member Units”) to US NewCo in exchange for 100 shares of common stock of US NewCo.

On January 5, 2026, in the second step of the Precedent Transactions, EM formed (i) a wholly owned subsidiary and Korean Chusik Hosea company (“Korea NewCo”) and (ii) a wholly owned subsidiary and Korean non-Chusik Hosea company (“Korea DRE”).

On January 5, 2026, in the third step of the Precedent Transactions, Korea DRE elected to be classified as a disregarded entity for U.S. federal income tax purposes.

On January 5, 2026, in the fourth step of the Precedent Transactions, EM contributed $78,870,000 (the “Capital Contribution”) to the capital of, and assigned its rights under certain heads of agreement between EM and each of the Korean Companies to Korea NewCo.

On January 5, 2026, in the fifth step of the Precedent Transactions, EM caused Korea NewCo to distribute the Capital Contribution to EM in exchange for 16,571 EM Member Units.

On January 5, 2026, in Step 6-A of the Precedent Transactions, Korea NewCo acquired Korean DRE from EM in exchange for KRW 10,000,000, after which Korea DRE became a wholly owned subsidiary of Korea NewCo.

On January 5, 2026, in Step 6-B of the Precedent Transactions, each equity holder of each of the equityholders of each of the Korean Companies (collectively, the “Korean Equityholders”) who did not exercise his, her or its appraisal rights with respect to all of his, her or its equity interests in the applicable Korean Company exchanged, pursuant to certain share exchange agreements, as amended (the “Korean Company Exchange Agreements”), those of his, her or its equity interests in the applicable Korean Company owned by such equityholder with respect to which such equityholder did not exercise the appraisal right for the respective portions of the EM Member Units and the remaining EM Member Units, which represented the fair market value of the shares of the Korean Companies with respect to which the appraisal rights are exercised, were transferred by Korea NewCo to each applicable Korean Company. The terms of the Korean Company Exchange Agreements are described in the Proxy Statement/Prospectus filed with the SEC on August 11, 2025, in the section entitled “The Merger Proposal—Related Agreements—Korean Company Exchange Agreements—” beginning on page 153 thereof.

On January 5, 2026, in Step 6-C of the Precedent Transactions, Korea NewCo, pursuant to an agreement and plan of merger, merged with and into Korea DRE, such that the separate existence of Korea NewCo ceased and Korea DRE became the surviving company.

On January 5, 2026, EM and the applicable Korean Companies executed the Step 6-D transaction documents providing for EM’s acquisition of all EM Member Units held by such Korean Companies for an aggregate purchase price of $48,118,084. The payment of Step 6-D is contractually required to occur on the earlier of (i) 14 calendar days following EM’s consummation of a capital raise exceeding $50,000,000, or (ii) the third anniversary of the Korean Company Exchange Agreements, after which the Korean Companies will become wholly owned subsidiaries of Korea DRE following the required redemptions of interests subject to appraisal rights.

The foregoing description of the Korean Company Exchange Agreements, is qualified in its entirety by reference to the text of the Korean Company Exchange Agreements, which are filed as Exhibit 10.1 to 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

On January 5, 2026, in the seventh step of the Precedent Transactions, Merger Sub merged with and into US NewCo pursuant to Step 7 Merger Agreement, such that (i) the separate existence of Merger Sub ceased and US NewCo became the surviving corporation and a wholly owned subsidiary of WTMA and (ii) the EM Equityholder received $61,875,098 worth of WTMA Common Stock in consideration for such merger.

On January 5, 2026, the Merger and related transactions consummated under the Merger Agreement at the Closing were the eighth step of the Precedent Transactions and occurred immediately following the seventh step of the Precedent Transactions.

Registration Rights Agreement

In connection with the Closing, EMAT, WTMA’s sponsor, Welsbach Acquisition Holdings LLC (the “Sponsor”), certain former holders of WTMA Common Stock, certain former members of EM and certain other entities (such holders, collectively, the “RRA Holders”) entered into the Amended and Restated Registration Rights Agreement, dated as of the Closing Date (the “Registration Rights Agreement”), pursuant to which, among other things, EMAT is obligated to file, within 180 days following the Closing Date, a shelf registration statement to register the resale of certain securities of EMAT, including EMAT Common Stock, held by the RRA Holders after the Closing. The Registration Rights Agreement also provides the RRA Holders with certain demand and piggy-back registration rights, subject to certain requirements and customary conditions.

The Registration Rights Agreement will terminate on the earlier of (i) the tenth anniversary of the Closing Date and (b) with respect to any RRA Holder, on the date that such RRA Holder no longer holds any securities permitted to be registered pursuant to the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

EM Equityholder Support and Lock-up Agreement

In connection with the execution of the Merger Agreement, on November 6, 2024, and amended on February 10, 2025, WTMA entered into the EM Equityholder Support and Lock-up Agreement, as amended, (the “EM Equityholder Support and Lock-up Agreement”) by and among WTMA, EM, the Sponsor and the EM Equityholder. Pursuant to the EM Equityholder Support and Lock-up Agreement, the EM Equityholder acknowledged that he read the Merger Agreement and agreed to, among other things, approve, consent to, and adopt the Merger Agreement, any document contemplated by the Merger Agreement and the transactions contemplated therein by written resolutions undertaken in his capacity as member and manager of EM, as contemplated by the Business Combination including by consenting to certain matters as specified in the EM Equityholder Support and Lock-up Agreement. Pursuant to the EM Equityholder Support and Lock-up Agreement, the EM Equityholder agreed not to, without the prior written consent of the Sponsor and the Board of Directors of EMAT, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any EM Member Units owned by such EM Equityholder, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any EM Member Units owned by the EM Equityholder or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii) with respect to EMAT Common Stock, in each case, for the duration of the applicable lock-up period. The EM Equityholder Support and Lock-up Agreement and all of its provisions shall terminate and be of no further force or effect upon the earliest of (a) the third anniversary of the Closing, (b) the termination of the Merger Agreement, and (c) as to each EM Equityholder, the written agreement of WTMA, EMAT, the Sponsor, EM and the EM Equityholder. Upon such termination of the EM Equityholder Support and Lock-up Agreements, all obligation of the parties under the EM Equityholder Support and Lock-up Agreement will terminate, without any liability or other obligation on the part of any party thereto, to any person in respect thereof or the transactions contemplated thereby, and no party thereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter thereof; provided, however, that the termination of the EM Equityholder Support and Lock-up Agreement shall not relieve any party thereto from liability arising in respect of any breach of the EM Equityholder Support and Lock-up Agreement prior to such termination.

The foregoing description of the EM Equityholder Support and Lock-Up Agreement, and amendment thereto, is not complete and is qualified in its entirety by reference to the text of the EM Equityholder Support and Lock-Up Agreement, and amendment thereto, which are filed as Exhibits 10.10 and 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support and Lock-Up Agreement

In connection with the execution of the Merger Agreement, and contemporaneously therewith, on November 6, 2024, as amended on February 10, 2025, the Sponsor and WTMA, EM, and certain other officers and directors of WTMA (the “Sponsor Persons”) entered into the Sponsor Support and Lock-up Agreement (the “Sponsor Support and Lock-up Agreement”), pursuant to which the Sponsor and the Sponsor Persons agreed to, among other things, vote all their WTMA Common Stock in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support and Lock-up Agreement.

Pursuant to the Sponsor Support and Lock-up Agreement, the Sponsor and the Sponsor Persons agreed not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, file (or participate in the filing of) a registration statement with the SEC or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to any shares of WTMA Common Stock owned by the Sponsor and the Sponsor Persons, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of WTMA Common Stock owned by the Sponsor and the Sponsor Persons or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii), for the duration of the applicable lock-up period.

The Sponsor Support and Lock-up Agreement will terminate in its entirety, and be of no further force or effect, upon the earliest of (a) the third anniversary of the Closing, (b) the termination of the Merger Agreement, and (c) as to the Sponsor and the Sponsor Persons, the written agreement of WTMA, EMAT, EM, the Sponsor and the Sponsor Persons. Upon such termination of the Sponsor Support and Lock-up Agreement, all obligations of the parties under the Sponsor Support and Lock-up Agreement will terminate, without any liability or other obligation on the part of any party thereto to any person in respect thereof or the transactions contemplated thereby, and no party thereto shall have any claim against another (and no person shall have any rights against such party), whether under contract, tort or otherwise, with respect to the subject matter thereof; provided, however, that the termination of the Sponsor Support and Lock-up Agreement shall not relieve any party thereto from liability arising in respect of any breach of the Sponsor Support and Lock-up Agreement prior to such termination.

The foregoing description of the Sponsor Support and Lock-Up Agreement, and amendment thereto, is not complete and is qualified in its entirety by reference to the text of the Sponsor Support and Lock-Up Agreement, and amendment thereto, which are filed as Exhibits 10.12 and 10.13 to this Current Report on Form 8-K and incorporated herein by reference

Lock-up Agreements

In connection with the Business Combination, on the Closing Date, the stockholders of the Korean Equityholders, EM Convertible Preferred Unit holders, and holders of EM Member Units entered into lock-up agreements with respect to their equity interests and the shares of EMAT Common Stock that they received in the Business Combination pursuant to which they agreed to certain restrictions on transfer of their securities until seven calendar days following the Closing or until up to the third anniversary of the Closing.

The foregoing summary of the Lock-up Agreements is qualified in its entirety by reference to the text of the Form of EM Convertible Preferred Unit Holder Lock-up Agreement, which is included as Exhibit 10.14 to this Current Report on Form 8-K, and the Form of Korean Company Shareholder Lock-up Agreement, which is included as Exhibit 10.15 to this Current Report on Form 8-K, which are both incorporated herein by reference.

Bridge Loan Agreement

On January 5, 2026, EM entered into an unsecured Bridge Loan Agreement with a lender (the “Lender”) pursuant to which the Lender agreed to provide EM with a single-disbursement loan in the aggregate principal amount of $80,000,000 (the “Bridge Loan”). The Bridge Loan bears interest at a fixed rate of 6.00% per annum, payable quarterly in arrears on March 31, June 30, September 30, and December 31 of each year, and matures five Business Days after the Closing Date, subject to earlier repayment upon an event of default. The Bridge Loan is unsecured, contains no collateral or security interest, and may be prepaid by EM at any time without premium or penalty. The proceeds of the Bridge Loan are available to EM for general corporate purposes. The Bridge Loan Agreement contains customary representations, warranties, affirmative and negative covenants, and events of default, including cross-default and bankruptcy-related triggers.

Indemnification Agreements

On the Closing Date, the Company entered into customary indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to the Company or, at the Company’s request, service to other entities as officers or directors, to the maximum extent permitted by applicable law.

The foregoing summary of the indemnification agreements is qualified in its entirety by reference to the text of the Form of Director and Executive Officer Indemnification Agreement of Evolution Metals & Technologies Corp., which is included as Exhibit 10.16 to this Current Report on Form 8-K and is incorporated herein by reference.

Executive Officer Employment Agreements

On the Closing Date, EMAT entered into the following executive employment agreements.

New Executive Chairman Agreement

On the Closing Date, EMAT entered into an executive employment agreement (the “Executive Chairman Agreement”) with David Wilcox (referred to in this section titled New Executive Chairman Agreement as “Executive”). The Executive Chairman Agreement provides, among other things, that Executive shall be entitled to a base salary of $1,500,000 (the “Base Salary”) and shall be eligible for a performance-based annual bonus with tiers of 35%, 50%, and at least 75% of Base Salary, based on a combination of personal and Company key performance indicators Pursuant to the Executive Chairman Agreement, Executive is entitled to receive stock options covering 13,816,043 shares of EMAT common stock, subject to the terms of the Company’s management incentive plan and approval by the Compensation Committee. Executive may also be eligible to receive additional equity awards, including restricted stock units, as approved by the Compensation Committee. Upon a termination of employment for any reason, Executive will receive accrued but unpaid Base Salary, any accrued but unused vacation (if applicable), reimbursable business expenses, and vested benefits under applicable benefit plans. If Executive is terminated by the Company without Cause or resigns for Good Reason (each as defined in the Executive Chairman Agreement), and Executive executes a separation agreement and release that becomes final and irrevocable, Executive will also receive: (i) severance equal to 12 months of Base Salary, payable in installments; (ii) Company-paid COBRA premiums for up to 12 months; (iii) a lump-sum bonus equal to 100% of Base Salary for the year of termination, paid at the same time bonuses are paid to other executives; and (iv) immediate vesting of all unvested equity awards, subject to post-termination trading restrictions. If Executive’s employment is terminated within 12 months following a Change of Control, Executive is entitled to enhanced severance benefits, including increased months of Base Salary, 24 months of COBRA coverage, an increased bonus payout, and immediate and unrestricted vesting of all equity awards. The Executive Chairman Agreement includes customary confidentiality, non-competition, non-solicitation, and indemnification provisions.

The foregoing description of the Executive Chairman Agreement is not complete and is qualified in its entirety by reference to the full Executive Chairman Agreement, which is filed as Exhibit 10.17 to this Current Report on Form 8-K and incorporated herein by reference.

New CEO Agreement

On the Closing Date, EMAT entered into an executive employment agreement (the “CEO Agreement”) with Frank Moon (referred to in this section titled New CEO Agreement as “Executive”). The CEO Agreement provides, among other things, that Executive shall be entitled to a base salary of $1,500,000 (the “Base Salary”) and shall be eligible for a performance-based annual bonus with tiers of 35%, 50%, and at least 75% of Base Salary, based on a combination of personal and Company key performance indicators. Pursuant to the CEO Agreement, Executive is entitled to receive up to 11,513,369 restricted stock units and incentive stock options covering up to 13,816,043 shares of EMAT common stock, subject to the terms of the Company’s management incentive plan and approval by the Compensation Committee. Executive may also be eligible to receive additional equity awards, including restricted stock units, as approved by the Compensation Committee. Upon a termination of employment for any reason, Executive will receive accrued but unpaid Base Salary, any accrued but unused vacation (if applicable), reimbursable business expenses, and vested benefits under applicable benefit plans. If Executive is terminated by the Company without Cause or resigns for Good Reason (each as defined in the CEO Agreement), and Executive executes a separation agreement and release that becomes final and irrevocable, Executive will also receive: (i) severance equal to 12 months of Base Salary, payable in installments; (ii) Company-paid COBRA premiums for up to 12 months; (iii) a lump-sum bonus equal to 100% of Base Salary for the year of termination, paid at the same time bonuses are paid to other executives; and (iv) immediate vesting of all unvested equity awards, subject to post-termination trading restrictions. If Executive’s employment is terminated within 12 months following a Change of Control, Executive is entitled to enhanced severance benefits, including increased months of Base Salary, 24 months of COBRA coverage, an increased bonus payout, and immediate and unrestricted vesting of all equity awards. The CEO Agreement includes customary confidentiality, non-competition, non-solicitation, and indemnification provisions.

The foregoing description of the CEO Agreement is not complete and is qualified in its entirety by reference to the full CEO Agreement, which is filed as Exhibit 10.18 to this Current Report on Form 8-K and incorporated herein by reference.

New President Agreement

On the Closing Date, EMAT entered into an executive employment agreement (the “President Agreement”) with Andrew Knaggs (referred to in this section titled New President Agreement as “Executive”). The President Agreement provides, among other things, that Executive shall be entitled to a base salary of $1,300,000 (the “Base Salary”) and shall be eligible for a performance-based annual bonus with tiers of 35%, 50%, and at least 75% of Base Salary, based on a combination of personal and Company key performance indicators. Pursuant to the President Agreement, Executive is entitled to receive up to 11,513,369 restricted stock units and incentive stock options covering up to 13,816,043 shares of EMAT common stock, subject to the terms of the Company’s management incentive plan and approval by the Compensation Committee. Executive may also be eligible to receive additional equity awards, including restricted stock units, as approved by the Compensation Committee. Upon a termination of employment for any reason, Executive will receive accrued but unpaid Base Salary, any accrued but unused vacation (if applicable), reimbursable business expenses, and vested benefits under applicable benefit plans. If Executive is terminated by the Company without Cause or resigns for Good Reason (each as defined in the President Agreement), and Executive executes a separation agreement and release that becomes final and irrevocable, Executive will also receive: (i) severance equal to 12 months of Base Salary, payable in installments; (ii) Company-paid COBRA premiums for up to 12 months; (iii) a lump-sum bonus equal to 100% of Base Salary for the year of termination, paid at the same time bonuses are paid to other executives; and (iv) immediate vesting of all unvested equity awards, subject to post-termination trading restrictions. If Executive’s employment is terminated within 12 months following a Change of Control, Executive is entitled to enhanced severance benefits, including increased months of Base Salary, 24 months of COBRA coverage, an increased bonus payout, and immediate and unrestricted vesting of all equity awards. The President Agreement includes customary confidentiality, non-competition, non-solicitation, and indemnification provisions.

The foregoing description of the President Agreement is not complete and is qualified in its entirety by reference to the full President Agreement, which is filed as Exhibit 10.19 to this Current Report on Form 8-K and incorporated herein by reference.

New CFO and COO Agreement

On the Closing Date, EMAT entered into an executive employment agreement (the “CFO COO Agreement”) with Christopher Clower (referred to in this section titled New CFO COO Agreement as “Executive”). The CFO COO Agreement provides, among other things, that Executive shall be entitled to a base salary of $1,000,000 (the “Base Salary”) and shall be eligible for a performance-based annual bonus with tiers of 35%, 50%, and at least 75% of Base Salary, based on a combination of personal and Company key performance indicators. Pursuant to the CFO COO Agreement, Executive is entitled to receive up to 11,513,369 restricted stock units and incentive stock options covering up to 13,816,043 shares of EMAT common stock, subject to the terms of the Company’s management incentive plan and approval by the Compensation Committee. Executive may also be eligible to receive additional equity awards, including restricted stock units, as approved by the Compensation Committee. Upon a termination of employment for any reason, Executive will receive accrued but unpaid Base Salary, any accrued but unused vacation (if applicable), reimbursable business expenses, and vested benefits under applicable benefit plans. If Executive is terminated by the Company without Cause or resigns for Good Reason (each as defined in the CFO COO Agreement), and Executive executes a separation agreement and release that becomes final and irrevocable, Executive will also receive: (i) severance equal to 12 months of Base Salary, payable in installments; (ii) Company-paid COBRA premiums for up to 12 months; (iii) a lump-sum bonus equal to 100% of Base Salary for the year of termination, paid at the same time bonuses are paid to other executives; and (iv) immediate vesting of all unvested equity awards, subject to post-termination trading restrictions. If Executive’s employment is terminated within 12 months following a Change of Control, Executive is entitled to enhanced severance benefits, including increased months of Base Salary, 24 months of COBRA coverage, an increased bonus payout, and immediate and unrestricted vesting of all equity awards. The President Agreement includes customary confidentiality, non-competition, non-solicitation, and indemnification provisions.

The foregoing description of the CFO COO Agreement is not complete and is qualified in its entirety by reference to the full CFO COO Agreement, which is filed as Exhibit 10.20 to this Current Report on Form 8-K and incorporated herein by reference.

New CLO Agreement

On the Closing Date, EMAT entered into an executive employment agreement (the “CLO Agreement”) with John Arrastia (referred to in this section titled New CLO Agreement as “Executive”). The CLO Agreement provides, among other things, that Executive shall be entitled to a base salary of $1,300,000 (the “Base Salary’) and shall be eligible for a performance-based annual bonus with tiers of 35%, 50%, and at least 75% of Base Salary, based on a combination of personal and Company key performance indicators. Pursuant to the CLO Agreement, Executive is entitled to receive up to 11,513,369 restricted stock units and incentive stock options covering up to 13,816,043 shares of EMAT common stock, subject to the terms of the Company’s management incentive plan and approval by the Compensation Committee. Executive may also be eligible to receive additional equity awards, including restricted stock units, as approved by the Compensation Committee. Upon a termination of employment for any reason, Executive will receive accrued but unpaid Base Salary, any accrued but unused vacation (if applicable), reimbursable business expenses, and vested benefits under applicable benefit plans. If Executive is terminated by the Company without Cause or resigns for Good Reason (each as defined in the CLO Agreement), and Executive executes a separation agreement and release that becomes final and irrevocable, Executive will also receive: (i) severance equal to 12 months of Base Salary, payable in installments; (ii) Company-paid COBRA premiums for up to 12 months; (iii) a lump-sum bonus equal to 100% of Base Salary for the year of termination, paid at the same time bonuses are paid to other executives; and (iv) immediate vesting of all unvested equity awards, subject to post-termination trading restrictions. If Executive’s employment is terminated within 12 months following a Change of Control, Executive is entitled to enhanced severance benefits, including increased months of Base Salary, 24 months of COBRA coverage, an increased bonus payout, and immediate and unrestricted vesting of all equity awards. The President Agreement includes customary confidentiality, non-competition, non-solicitation, and indemnification provisions.

The foregoing description of the CLO Agreement is not complete and is qualified in its entirety by reference to the full CLO Agreement, which is filed as Exhibit 10.21 to this Current Report on Form 8-K and incorporated herein by reference.

Equity Incentive Plan

At the September 2, 2025, special meeting of WTMA stockholders (the “September Special Meeting”), WTMA stockholders confirmed their approval and adoption of the Evolution Metals & Technologies Corp. 2025 Equity Incentive Plan (the “Equity Incentive Plan”), which the WTMA stockholders previously approved and adopted at the special meeting of WTMA stockholders held on June 26, 2025 (the “June Special Meeting”). The Equity Incentive Plan became effective upon the Closing Date. The Equity Incentive Plan will allow the Company to make equity and equity-based incentive awards, in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, cash-based awards, and certain other awards based on or related to shares of EMAT Common Stock, to officers, employees, directors and consultants.

The material features of the Equity Incentive Plan are described in the Proxy Statement/Prospectus filed with the SEC on August 11, 2025, under the heading “New EM Equity Incentive Plan Proposal” beginning on page 234 thereof, and such description is incorporated herein by reference.

The foregoing summary of the Equity Incentive Plan and the description of the material features of the Equity Incentive Plan incorporated herein by reference are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is included as Exhibit 10.22 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” and “Merger Agreement and Amendments Thereto” above is incorporated into this Item 2.01 by reference.

The material terms and conditions of the Merger Agreement and related agreements are described under the heading “Merger Agreement Proposal” beginning on page 136 thereof in the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the SEC on August 11, 2025 by WTMA, which description is incorporated herein by reference.

As a result of and upon Closing, among other matters:

●	(a) all EM Member Units outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (including EM Member Units issued in exchange for the outstanding equity interests of the Korean Companies, but excluding the outstanding EM Member Units held by US NewCo) were cancelled in exchange for the right to receive an aggregate of 479,037,475 shares of common stock, par value $0.0001 per share, of EMAT (“EMAT Common Stock”) and (b) all convertible preferred units of EM, in the aggregate amount of $42,280,000 (the “EM Convertible Preferred Units”) outstanding immediately prior to the Effective Time were cancelled in exchange for the right to receive an aggregate of 109,436,178 shares of EMAT Common Stock (clauses (a) and (b), together, the “Total Consideration”);

●	Each WTMA Unit issued and outstanding as of immediately prior to the Closing was, to the extent not detached, automatically detached into the underlying common stock of WTMA, par value $0.0001 per share (“WTMA Common Stock”), and one public right, and public units will no longer trade as separate securities;

●	Every ten (10) rights to acquire one-tenth of one share of WTMA Common Stock that were offered and sold by WTMA in its initial public offering and registered pursuant to the IPO registration statement (the “WTMA Rights”) were canceled and converted into one share of WTMA Common Stock free and clear of all liens (other than any restrictions on resale or other transfer under applicable securities laws and, in the case of the Sponsor and the Sponsor Persons, the Sponsor Support and Lock-up Agreement) and the holders of such WTMA Rights immediately prior to the Effective Time ceased to have any rights with respect to such WTMA Rights, except as provided by the terms and conditions of the Merger Agreement or by law; and

●	WTMA changed its name to “Evolution Metals & Technologies Corp.,” and each share of WTMA Common Stock outstanding immediately prior to the Business Combination that was not redeemed remained outstanding as a share of EMAT Common Stock.

On January 6, 2026, the WTMA Common Stock began trading on the Nasdaq Global Market as EMAT Common Stock under the symbol “EMAT.” On the Closing Date, WTMA Common Stock and WTMA Units on the OTC Pink Market and the WTMA Rights on the OTCQB ceased being quoted in connection with the commencement of trading on Nasdaq.

Immediately after giving effect to the Business Combination, there were 593,349,852 shares of EMAT Common Stock issued and outstanding. As of the Closing, the former holders of the EM Member Units, the former holders of EM Convertible Preferred Units, and the former holders of Handa Lab common stock, KCM common stock, KMMI common stock and NS World common stock, in each case outstanding immediately prior to any of the transactions contemplated by the Merger Agreement, received 475,962,290 shares, 109,436,178 shares, 270,217 shares, 542,342 shares, 1,614,129 shares and 648,497 shares of EMAT Common Stock, respectively, which constitute 80.22%, 18.44%, 0.05%, 0.09%, 0.27% and 0.11% of the outstanding shares of EMAT Common Stock, respectively. As of the Closing, the former stockholders of WTMA (including the Sponsor), the other initial stockholders of WTMA, certain of the former directors and executive officers of WTMA, and the public stockholders that did not exercise their redemption rights in connection with the September Special Meeting owned approximately 0.55% of the outstanding shares of EMAT Common Stock.

In connection with the September Special Meeting, holders of 427,854 shares of WTMA Common Stock elected to redeem their WTMA Common Stock (which became EMAT Common Stock prior to the settlement of the redemptions) and received approximately $11.45 per share redeemed, or approximately $4.90 million in the aggregate, from the trust account established at the consummation of WTMA’s initial public offering (the “Trust Account), which had a balance immediately prior to the Closing of approximately $6.46 million. Following the payment of the redemptions, there was approximately $1.56 million of cash in the trust account available for disbursement in connection with the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as WTMA was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, EM is providing the information below that would be included in a Form 10 if EM were to file a Form 10. Please note that the information provided below relates to EM as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report on Form 8-K, including the information incorporated by reference herein, contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, statements regarding the future, including the Business Combination, the anticipated benefits of the Business Combination described herein, including revenue growth and financial performance, product expansion and services, and the financial condition, results of operations, earnings outlook and prospects of the Company. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to factors previously disclosed in prior reports filed with the SEC, including the proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the SEC on August 11, 2025, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:

●	the Company’s ability to successfully integrate the business and operations of the EM and the Korean Companies into its ongoing business operations and realize the intended benefits of the Company’s acquisition of the Korean Companies;

●	the Company’s ability to develop and operate its planned battery recycling facility that is tailored specifically to integrate with its downstream multi-feedstock processing facility;

●	the Company’s ability to source sufficient volumes of spent lithium-ion batteries from third parties;

●	expectations regarding the Company’s strategies and future financial performance, including future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and the Company’s ability to invest in growth initiatives;

●	the implementation, market acceptance and success of the Company’s business model and growth strategy;

●	the ability to maintain the listing of the Company’s stock on Nasdaq;

●	limited liquidity and trading of the Company’s public securities;

●	The Company’s ability to raise financing in the future;

●	The Company’s success in retaining or recruiting, or changes required in, our officers, key employees or directors;

●	the impact of the regulatory environment and complexities with compliance related to such environment, including the Company’s ability to meet, and continue to meet, applicable regulatory requirements;

●	the Company’s ability to execute its business plan, including with respect to its technical development and commercialization of products, and its growth and go-to-market strategies;

●	the Company’s ability to achieve sustained, long-term profitability and commercial success;

●	operational risks, including with respect to the Company’s use of agents or resellers in certain jurisdictions, the Company’s ability to scale up its manufacturing quantities of its products, the Company’s outsourcing of manufacturing and such manufacturers’ ability to satisfy the Company’s manufacturing needs on a timely basis, the availability of components or raw materials used to manufacture the Company’s products and the Company’s ability to process customer order backlog;

●	the Company’s revenue deriving from a limited number of customers;

●	geopolitical risk and changes in applicable laws or regulations, including with respect to geopolitical risk and changes in applicable laws or regulations, including with respect to the Company’s planned operations outside of the U.S. and Korea;

●	the Company’s ability to attract and retain talented personnel;

●	the Company’s ability to compete with companies that have significantly more resources;

●	the Company’s ability to meet certain certification and compliance standards; and

●	the Company’s ability to protect its intellectual property rights and ability to protect itself against potential intellectual property infringement claims;

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Business

The business of the Company after the Business Combination is described in the Proxy Statement/Prospectus under the heading “Information About New EM” beginning on page 435 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus under the headings “Summary—Risk Factors” and “Risk Factors” beginning on pages 67 and 74 thereof, respectively, and are incorporated herein by reference.

Financial Information

The unaudited financial statements of WTMA as of and for the three and nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.1 hereto, and are incorporated by reference herein.

The unaudited financial statements of EM as of and for the three and nine months ended September 30, 2025 and the period from February 8, 2024 (inception) to September 30, 2025, are filed as Exhibit 99.2 hereto, and are incorporated by reference herein.

The unaudited financial statements of KCM as of and for the nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.3 hereto, and are incorporated by reference herein.

The unaudited financial statements of KMMI as of and for the nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.4 hereto, and are incorporated by reference herein.

The unaudited financial statements of NS World as of and for the nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.5 hereto, and are incorporated by reference herein.

The unaudited financial statements of Handa Lab as of and for the nine months ended September 30, 2025 and 2024, are filed as Exhibit 99.6 hereto, and are incorporated by reference herein.

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025, are filed as Exhibit 99.7 hereto, and are incorporated by reference herein.

The audited financial statements of WTMA as of and for the years ended December 31, 2024 and 2023, together with the notes thereto, are included in the Proxy Statement/Prospectus, beginning on page F-33 thereof, which are incorporated herein by reference.

The audited financial statements of EM as of December 31, 2024 and for the Period from February 8, 2024 (inception) to December 31, 2024, together with the notes thereto, are included in the Proxy Statement/Prospectus beginning on page F-83 thereof, which are incorporated herein by reference.

The audited financial statements of KCM for the years ended December 31, 2024 and December 31, 2023, together with the notes thereto, are included in the Proxy Statement/Prospectus beginning on page F-126 thereof, which are incorporated herein by reference.

The audited financial statements of KMMI for the years ended December 31, 2024 and December 31, 2023, together with the notes thereto, are included in the Proxy Statement/Prospectus beginning on page F-169 thereof, which are incorporated herein by reference.

The audited financial statements of NS World for the years ended December 31, 2024 and December 31, 2023, together with the notes thereto, are included in the Proxy Statement/Prospectus beginning on page F-212 thereof, which are incorporated herein by reference.

The audited financial statements of Handa Lab for the years ended December 31, 2024 and December 31, 2023, together with the notes thereto, are included in the Proxy Statement/Prospectus beginning on page F-255 thereof, which are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of WTMA for the years ended December 31, 2024 and December 31, 2023 are included in the Proxy Statement/Prospectus in the section titled “WTMA’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 297, which is incorporated herein by reference.

Management’s discussion and analysis of financial condition and results of operations of WTMA for the nine months ended September 30, 2025 is described in WTMA’s 10-Q in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of EM as of December 31, 2024 and for the Period from February 8, 2024 (inception) to December 31, 2024 are included in the Proxy Statement/Prospectus in the section titled “EM’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 312 thereof, which is incorporated herein by reference.

Management’s discussion and analysis of financial condition and results of operations of EM for the nine months ended September 30, 2025 is described in EM’s 10-Q in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of KCM for the years ended December 31, 2024 and December 31, 2023 are included in the Proxy Statement/Prospectus in the section titled “KCM’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 336 thereof, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of KCM for the nine months ended September 30, 2025 and September 30, 2024 is set forth in Exhibit 99.8 hereto and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of KMMI for the years ended December 31, 2024 and December 31, 2023 are included in the Proxy Statement/Prospectus in the section titled “KMMI’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 358, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of KMMI for the nine months ended September 30, 2025 and September 30, 2024 is set forth in Exhibit 99.9 hereto and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of NS World for the years ended December 31, 2024 and December 31, 2023 are included in the Proxy Statement/Prospectus in the section titled “NS World’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 403 thereof, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of NS World for the nine months ended September 30, 2025 and September 30, 2024 is set forth in Exhibit 99.10 hereto and is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of Handa Lab for the years ended December 31, 2024 and December 31, 2023 are included in the Proxy Statement/Prospectus in the section titled “Handa Lab’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 426 thereof, which is incorporated herein by reference.

Management’s discussion and analysis of the financial condition and results of operations of Handa Lab for the nine months ended September 30, 2025 and September 30, 2024 is set forth in Exhibit 99.11 hereto and is incorporated herein by reference.

Properties

The disclosure contained in the Proxy Statement/Prospectus under the heading “Information about WTMA—Facilities” beginning on page 286 thereof is incorporated herein by reference.

The disclosure contained in the Proxy Statement/Prospectus under the heading “Information about EM—Properties” beginning on page 307 thereof is incorporated herein by reference.

The disclosure contained in the Proxy Statement/Prospectus under the heading “Information about KCM—Properties” beginning on page 330 thereof is incorporated herein by reference.

The disclosure contained in the Proxy Statement/Prospectus under the heading “Information about KMMI—Properties” beginning on page 353 thereof is incorporated herein by reference.

The disclosure contained in the Proxy Statement/Prospectus under the heading “Information about NS World—Properties” beginning on page 373 thereof is incorporated herein by reference.

The disclosure contained in the Proxy Statement/Prospectus under the heading “Information about Handa Lab—Properties” beginning on page 420 thereof is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of shares of EMAT Common Stock immediately following the Closing of the Business Combination for:

●	each person who is known by EMAT to be the beneficial owner of more than 5% of any class of EMAT’s Common Stock;

●	each of EMAT’s executive officer and directors; and

●	all executive officers and directors of EMAT as a group.

The following table is based on 593,349,852 shares of EMAT Common Stock outstanding as of January 5, 2026, after giving effect to all the transactions consummated in connection with the Business Combination, including the issuance of 588,473,653 Common Stock shares are merger consideration and the redemption of 427,854 Common Stock shares.  This table also assumes that there are no other issuances of equity securities in connection with the Closing, including equity awards that may be issued under the Equity Incentive Plan following the Business Combination.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or the right to acquire any such power within 60 days. Shares of EMAT Common Stock which a person or group has a right to acquire within 60 days following the Closing Date pursuant to the exercise or conversion of convertible or derivative securities are also deemed to be outstanding for the purpose of computing the percentage ownership of such person or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Unless otherwise indicated by footnote, the Company believes that all persons named in the table below have sole voting and investment power with respect to all shares of EMAT Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares of EMAT Common Stock	% of EMAT Common Stock
5% Holders of EMAT
David Wilcox(2)	416,436,066	70.18%
The Zeus Trust, UA dated April 15, 2025(2)	416,436,066	70.18%
The NYX 2025 Irrevocable Trust UA, dated April 8, 2025(3)	59,526,224	10.03%
Good Earth 1000, LLC(4)	63,421,535	10.69%
Directors and Executive Officers of EMAT
David Wilcox(2)	416,436,066	70.18%
Frank Moon	—	—%
Andrew F. Knaggs, Esq.(3)	59,526,224	10.03%
Christopher Clower(5)	2,227,417	* %
John Arrastia	—	—%
Thomas Stoddard(6)	1,700,000	* %
Christopher Miller	—	—%
Amb. Robin S. Bernstein	—	—%
Saul Locker	—	—%
All EMAT directors and executive officers as a group (8 individuals)	479,889,707	80.88%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the executive officers and directors of EMAT is c/o Evolution Metals & Technologies Corp., 516 S Dixie Hwy, Unit 209, West Palm Beach, FL 33401.

(2)	David Wilcox may be deemed to beneficially own the shares of EMAT Common Stock to be held by The Zeus Trust, UA dated April 15, 2025, William D. Wilcox, Jr., Settlor and Trustee, which is a revocable trust organized under the laws of Florida. The trustee of the trust is David Wilcox, who has sole voting and dispositive power over the shares. The business address of the trust is 516 S Dixie Hwy, Unit 209, West Palm Beach, FL 33401.

(3)	Andrew F. Knaggs, Esq. may be deemed to beneficially own the shares of EMAT Common Stock held by The NYX 2025 Irrevocable Trust UA, dated April 8, 2025, Andrew F. Knaggs, individual trustee, which is an irrevocable trust organized under the laws of Delaware. The individual trustee/investment adviser of the trust is Andrew F. Knaggs, who has sole voting and dispositive power over the shares. Andrew F. Knaggs disclaims beneficial ownership of such shares of EMAT Common Stock. The business address of the trust is 516 S Dixie Hwy, Unit 209, West Palm Beach, FL 33401.

(4)	The business address of Good Earth 1000, LLC is at 10785 West Twain Avenue, Suite 250, Las Vegas, Nevada 89135. Nicole Garcia, the Manager of Good Earth 1000, LLC, has the voting and dispositive power with respect to the securities held by Good Earth 1000, LLC.

(5)	Welsbach Acquisition Holdings LLC, the Sponsor is the record holder of the shares reported herein. Daniel Mamadou and Christopher Clower are the managing members of the Sponsor. Mr. Mamadou and Mr. Clower hold voting and investment discretion with respect to the common stock held of record by the Sponsor. Mr. Mamadou and Mr. Clower disclaim any beneficial ownership of the shares held by the Sponsor, except to the extent of their pecuniary interest therein.

(6)	CKLM, LLC is the record holder of the securities reported herein. Thomas Stoddard is the manager of CKLM, LLC. Mr. Stoddard may be deemed to have beneficial ownership of the shares held by CKLM, LLC by virtue of his control over CKLM, LLC, as manager of CKLM, LLC. The manager of CKLM, LLC is Thomas Stoddard, who has the sole voting and dispositive power over the shares.

Directors and Executive Officers

Immediately following the consummation of the Business Combination, the following individuals became the directors of EMAT: (i) David Wilcox, (ii) Christopher C. Miller, (iii) Ambassador Robin S. Bernstein, (iv) Thomas Stoddard, and (v) Saul Locker.

Immediately following the consummation of the Business Combination, the following individuals became the executive officers of EMAT: (i) David Wilcox, as Executive Chairman, (ii) Frank Moon, as Chief Executive Officer, (iii) Andrew F. Knaggs, Esq., as President, and (iv) Christopher Clower, as Chief Financial Officer and Chief Operating Officer.

Biographical details of the directors and executive officers of EMAT are set forth below:

Executive Officers

David Wilcox serves as the Executive Chairman of the Board and a Director of EMAT. His career began at Deutsche Bank based in the London and New York offices, operating across four continents. David became a derivatives trading specialist who has run teams for regulatory overhaul initiatives worldwide, driving value from government policy change. He has a Bachelors in Business Administration from the University of Tennessee and a Post Graduate Degree in International Business from St. Mary’s University. in Twickenham, England. His vast experience in global finance and leadership will be pivotal in steering New EM’s strategic direction and governance. We believe that Mr. Wilcox’s extensive professional experience in global finance and leadership qualifies him to serve as a director on the New EM board of directors. Mr. Wilcox was elected at the June Special Meeting to serve as a Class III director of New EM upon the closing of the Business Combination.

Frank Moon serves as CEO for EMAT, overseeing operations in Asia and magnet midstream and downstream separation and processing. With over 35 years of experience in critical minerals and materials, Mr. Moon has held leadership roles in various prominent companies, including Australia Strategic Metals Ltd (ASM:AX), ASM Korea, KSM Technologies, KSM Metals Co., Ltd., and Alkane Resources. He has also contributed his expertise to Kay Tech in Hong Kong, Samwha Group’s Steel Division, Hydro Tech Korea, and Kyung Dong Group Global. Mr. Moon’s extensive career in the sector is underscored by his ability to manage complex projects and drive operational success in the processing of critical minerals and magnet materials. He holds a Bachelor of Science degree from the University of Sydney. His wealth of experience and leadership acumen make him a key driver of Evolution Metals’ global strategy in Asia and magnet materials.

Andrew F. Knaggs, Esq. serves as President of EMAT, bringing over 25 years of experience in government, military, and manufacturing sectors. He founded Knaggs Law PLLC and was previously CEO of PACEM Solutions International. Prior to PACEM he served as the Presidentially appointed Deputy Assistant Secretary of Defense. Mr. Knaggs also led research and engineering at a Department of Defense agency, overseeing a $1 billion R&D portfolio and a $300 million budget. A former U.S. Army Special Forces (Green Beret) officer, he holds a Bachelor of Science degree from West Point and a Juris Doctor from William & Mary Law School. He is a member of the D.C. Bar and holds FINRA Series 65 certification. Mr. Knaggs’ leadership and expertise in defense, law, and strategic management will be invaluable in guiding EMAT’s operations.

Christopher Clower serves as Chief Financial Officer and Chief Operating Officer of EMAT. Mr. Clower was appointed as the COO and a Director of WTMA upon the inception of WTMA in December 2023 and has been an executive director and COO of Welsbach Holdings Pte Ltd since March 2021. From 2014-2024, Mr. Clower was an independent director of Malacca Trust Pte Ltd, a holding company in Singapore which is the majority owner of one of the leading asset management firms in Indonesia as measured by assets under management. Also, since 2014-2022, Mr. Clower was an independent commissioner on the board of PT Batavia Prosperindo Finance Tbk, an Indonesia consumer finance company listed on the Indonesia Stock Exchange. From 2010 to 2014, Mr. Clower was an independent advisor and principal investor of his own capital. From 2008 to 2010, Mr. Clower co-founded, built and sold PT Manoor Bulatn Lestari, an Indonesian resource company and achieved 30x MOIC in two years for himself and his investors. Prior to this, Mr. Clower was Managing Director and Head of Corporate Finance in Merrill Lynch for Southeast Asia. From 1998 to 2009, Mr. Clower worked at Merrill Lynch and raised over $4 billion of capital in the resources space. Mr. Clower also worked at Deutsche Bank from 1997 to 1998, at Bankers Trust from 1994 to 1997, and at Crane Nuclear Valves from 1991 to 1994. Prior to working in the finance industry, Mr. Clower was an intelligence officer for the United States Air Force, serving at Clark Air Base in the Philippines with the 90th Tactical Fighter Squadron.

John Arrastia serves as Chief Legal Officer of EMAT. Mr. Arrastia brings over thirty years of experience as a first-chair trial attorney in domestic and international business and commercial disputes. His practice has encompassed representation of Fortune 500 companies, fiduciaries, government and quasi-governmental entities, and publicly traded and privately held businesses in complex arbitrations and in federal, state, and appellate courts. In addition to his litigation practice, Mr. Arrastia has served as an arbitrator for the American Arbitration Association in more than 200 commercial and international matters, reflecting deep expertise in dispute resolution, commercial risk management, and cross-border legal matters. His experience includes overseeing high-stakes disputes involving corporate governance, financial transactions, regulatory matters, and complex commercial relationships. Mr. Arrastia has been recognized by Chambers USA for his mastery of complex legal issues and for being attuned to client objectives and the most effective strategies to achieve them. He has been named among Lawdragon’s 500 Leading Litigators in America and has received additional recognition from Best Lawyers in America, America’s Most Honored Lawyers Top 1%, Florida Super Lawyers, Florida Trend’s Legal Elite, South Florida Legal Guide Top Lawyer, Legal Leaders Top Lawyers in Florida, and has earned an AV Preeminent rating from Martindale-Hubbell. Mr. Arrastia is a Senior Fellow of the Litigation Counsel of America and a Fellow of the American Bar Foundation. We believe that Mr. Arrastia’s extensive litigation, arbitration, and regulatory experience qualifies him to serve as Chief Legal Officer of EMAT.

Directors

David Wilcox serves as Executive Chairman of the Board and is expected to serve as a Director of EMAT. He is currently the Manager of Evolution Metals LLC. His career began at Deutsche Bank based in the London and New York offices, operating across four continents. David became a derivatives trading specialist who has run teams for regulatory overhaul initiatives worldwide, driving value from government policy change. He has a Bachelors in Business Administration from the University of Tennessee and a Post Graduate Degree in International Business from St. Mary’s University. in Twickenham, England. His vast experience in global finance and leadership will be pivotal in steering EMAT’s strategic direction and governance. We believe that Mr. Wilcox’s extensive professional experience in global finance and leadership qualifies him to serve as a director on the EMAT board of directors. Mr. Wilcox was elected at the June Special Meeting to serve as a Class III director of EMAT upon the closing of the Business Combination.

Christopher C. Miller serves as a Director of EMAT. Mr. Miller was a public servant for 34 years in the Army and the national security apparatus of the United States. His service culminated as the Acting Secretary of Defense of the United States where he oversaw the military’s $720 billion budget and successfully led its two million service members and 700k civilian employees through one of the most tumultuous periods in American history. Currently he is the Chief Strategy Officer for DZYNE Technologies, a cutting-edge company specializing in autonomous flight and uncrewed aerial systems (aka “drones”) and advises the private equity firm, Highlander Partners of Dallas, Texas. Mr. Miller is one of his generation’s most seasoned national security professionals. He possesses extensive cross-cultural and multigenerational experience operating from the ground-level with foreign governments and leading U.S. and allied military and security forces, to the highest corridors of power domestically and internationally. He has extensive Intelligence Community experience as well. The Senate unanimously confirmed Mr. Miller on August 6, 2020 as the Director of the National Counterterrorism Center where he was responsible for defending the U.S from terrorist attacks. Prior to his confirmation, Chris led the Department of Defense’s counterterrorism and irregular warfare efforts. He also served temporarily as the Assistant Secretary of Defense for Special Operations with responsibility for fighting Al Qaida, recovering American hostages and transforming the DoD to compete against rising powers. In 2018 and 2019 Chris was the Special Assistant to the President for Counterterrorism and Transnational Threats at the White House. As the government’s senior most policy-making official in those fields, Chris developed and implemented strategy and policy and provided counsel to the National Security Advisor, Vice-President, and President. Chris enlisted in the Army Reserve in 1983. In 1987 he became an Army officer through R.O.T.C and served 27 years in the Infantry and Special Forces (Green Berets). He planned and participated in the invasions of Afghanistan in 2001 and Iraq in 2003, in addition to numerous other deployments worldwide. After retiring from the Army in 2014, he provided advice to senior government officials and drove change in the fields of Special Operations, Political Warfare and Intelligence. Raised in Iowa City, Iowa, Chris received a Bachelor of Arts in History from the George Washington University. He earned a Master of Arts degree in National Security Studies from the Naval War College and is a graduate of the Army War College. With over 30 years of proven success leading and managing teams and organizations in the most complex, dynamic, demanding, and sensitive environments, Chris remains committed to transforming antiquated thinking and processes to ensure a strong national defense and secure Republic while advocating for members of our Armed Forces, Veterans and their families. His experiences and philosophy are available in his recently published book, “Soldier-Secretary: Warnings from the Battlefield & the Pentagon about America’s Most Dangerous Enemies”. We believe that Mr. Miller’s extensive professional experience in national security, leadership, strategic planning, and operational management qualifies him to serve as a director on the EMAT board of directors. Mr. Miller was elected at the June Special Meeting to serve as a Class II director of EMAT upon the closing of the Business Combination.

Ambassador Robin S. Bernstein (ret.) serves as a Director of EMAT. Ambassador Bernstein was appointed by President Donald J. Trump to serve as the United States Ambassador to the Dominican Republic from July 2018 to January 2021. She has served as President of Richard S. Bernstein and Associates, Inc. of West Palm Beach, Florida from 2004-2018 and from 2018 to present, and is currently the Manager for Rbern Ventures, LLC, a business consulting company. Her over four decades of experience in business government and the non-profit community have demonstrated proven, resolute and successful leadership, diplomacy and management. Her vast variety of contacts in the areas of business, government and non-profit sectors have enabled her to contribute in many fields, such as education, disaster relief and women’s empowerment. Over the course of her career, Ambassador Bernstein has developed experience as an entrepreneur, diplomat, business consultant, insurance and real estate broker and registered representative of numerous companies. She has had the honor of serving two Presidential Administrations. Most recently, she retired as the U.S. Ambassador to the Dominican Republic and formerly served at the U.S. Department of Commerce in Washington, D.C. and Presidential transition team under President Jimmy Carter. Her work as an ambassador earned her many awards, most notably the Order of Duarte from the President of the Dominican Republic. Ambassador Bernstein has shown a demonstrated commitment to the non-profit sector serving on many boards and councils earning her many awards over the decades. She was Co-Founder of Palm Beach County Cares, a Florida relief effort for victims of Hurricane Maria in Puerto Rico and the Caribbean Islands, which delivered over 200,000 pounds of medicine and supplies to the ravaged islands. Ambassador Bernstein earned a double B.A. from American University, School of International Service in Language Area Studies and International Studies as well as an MBA from George Washington University, both in Washington, D.C. She speak French and intermediate Spanish. We believe that Amb. Bernstein’s extensive professional experience in international relations, business strategy, leadership, and public service qualifies her to serve as a director on the EMAT board of directors. Ms. Bernstein was elected at the June Special Meeting to serve as a Class II director of EMAT upon the closing of the Business Combination.

Thomas Stoddard serves as a Director of EMAT. Mr. Stoddard brings over 50 years of extensive experience in the real estate industry, with expertise spanning all facets of real estate development, operations, administration, accounting, and finance. He currently serves as the Chief Operating Officer at the UCR Group, LLC, a leading residential multi-family development and management firm. Throughout his distinguished career, he has gained experience across multiple property types, including hospitality, commercial office, industrial/R&D, residential housing, and retail. He has primarily held executive roles in finance for both public and private companies, contributing significantly to their success. Mr. Stoddard’s finance expertise includes serving as Corporate Treasurer for a public multinational real estate development firm, where he managed the financial operations of eight regional offices and maintained regular communication with corporate headquarters in Canada. His responsibilities have encompassed bank relations, money management and investments, corporate secured and unsecured lines of credit, standby letters of credit, construction and permanent financing, payroll administration, legal coordination, accounting, audits, and title company relationships. In addition to his financial acumen, Mr. Stoddard has extensive experience in real estate development and management. He served with a family-owned company managing full and limited-service hotels across the United States, including prominent flags such as Marriott, Hyatt, Hilton, Wyndham, Radisson, and Best Western. His responsibilities included overseeing franchise agreements, management contracts, property development and rehabilitation, marketing and advertising, property improvement plans (PIP), leasing retail and restaurant space, parking agreements, and analyzing regional Star Reports. Mr. Stoddard earned a Finance degree in Business Administration from the University of Southern California, where he was awarded a full academic scholarship. He is also a licensed Real Estate Broker in the State of California, further enhancing his qualifications and contributions to the real estate industry. We believe that Mr. Stoddard’s extensive professional experience in finance, real estate development, and operational management qualifies him to serve as a director on the EMAT board of directors. Mr. Stoddard was elected at the June Special Meeting to serve as a Class I director of EMAT upon the closing of the Business Combination.

Saul Locker serves as a Director of EMAT. Mr. Locker brings over four decades of leadership experience in the corporate insurance, healthcare benefits, and employee benefit consulting industries. His career reflects a track record of building large-scale insurance platforms, managing national industry segments, leading sales organizations, and founding and scaling a successful benefits consulting firm, making him a strong addition to the EMAT Board. Mr. Locker began his career in 1980 with Liberty Mutual, where he spent six years and rose to Regional Manager. He subsequently joined Alexander & Alexander, then the second-largest insurance brokerage in the world with more than 65,000 employees, serving for twelve years as Regional Vice President and as a member of its executive leadership team. Following Aon’s acquisition of Alexander & Alexander in 1996, Mr. Locker became Regional President of Aon and led the National Healthcare Industry segment, overseeing industry strategy, client development, and sales execution across the United States and internationally. In 1998, Mr. Locker founded Alexander Benefits Consulting, a firm he led as Chief Executive Officer and Owner until its sale to NFP/Aon in 2024. Under his leadership, the firm grew into a nationwide platform with offices in all major U.S. markets and a client base that included major health systems, academic institutions, and large employers across the country. Mr. Locker is widely recognized for creating and scaling the Healthcare Benefits Consulting Trust in 1993, later known as the Healthcare Benefits Alliance Trust, the largest industry benefits trust in the United States. The Trust serves more than 1,000 hospitals and over one million employees nationwide, offering employee benefit programs that delivered substantially improved coverage at up to 30% lower cost for participating employers. The Trust’s client roster includes leading institutions such as Trinity Health, Consolidated Catholic Healthcare, Columbia University and its hospital system, Weill Cornell, Princeton University, Georgetown University, Notre Dame, and other major universities and healthcare systems. Mr. Locker successfully transitioned the Trust from Alexander & Alexander to Aon, and ultimately to Alexander Benefits Consulting. Mr. Locker holds an M.S. from Western Illinois University and an M.B.A. from Colorado State University. He was also a collegiate wrestler. He has served on several nonprofit boards in officer roles, including the Girl Scouts of America, the Alzheimer’s Association, St. Joseph Hospital (where he assisted in the funding and construction of the new hospital in Denver), and the Sisters of Charity of Leavenworth. We believe that Mr. Locker’s extensive experience in corporate insurance, large-scale benefit program design, national sales leadership, and organizational governance qualifies him to serve as a director on the EMAT Board of Directors. Mr. Locker was appointed by the EMAT Board on January 8, 2026 to serve as a Class III director of EMAT, effective immediately, to fill an existing vacancy on the Board due to the resignation of Chris Hansen as a Director of EMAT.

Director Independence

The Company is a “controlled company” within the meaning of Nasdaq Listing Rule 5615(c) because more than 50% of the voting power for the election of directors is held by its controlling stockholder(s). As a controlled company, the Company is permitted to elect not to comply with certain corporate governance requirements under the Nasdaq Listing Rules, including the requirements that (i) a majority of the Board be composed of independent directors, (ii) the Compensation Committee be composed entirely of independent directors, and (iii) the Nominating and Corporate Governance Committee be composed entirely of independent directors. The Company intends to rely on the controlled company exemptions permitted under Nasdaq Listing Rule 5615(c) with respect to these requirements.

The Board has evaluated the independence of each of its directors under the independence standards of Nasdaq Listing Rule 5605(a)(2). Based on this review, the Board has determined that Saul Locker, Christopher C. Miller, Ambassador Robin S. Bernstein (ret.), and Thomas Stoddard qualify as independent directors. The Board has determined that David Wilcox, the Company’s Executive Chairman, is not independent due to his executive position with the Company.

The Company’s Audit Committee complies with the independence requirements of Nasdaq Listing Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act, each of which apply to the Company regardless of its status as a controlled company. The Board has determined that all members of the Audit Committee satisfy the applicable independence requirements and that at least one member of the Audit Committee qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

As a controlled company, the Company may rely on applicable exemptions for its Compensation Committee and Nominating and Corporate Governance Committee, and therefore such committees may include directors who do not qualify as independent under the Nasdaq Listing Rules.

Committees of the Board of Directors

Following the Business Combination, the standing committees of EMAT’s Board of Directors consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below.

Audit Committee

The Company’s Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Thomas Stoddard, Saul Locker, and Christopher C. Miller, each of whom qualifies as an independent director under Nasdaq Listing Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act. Thomas Stoddard serves as chair of the Audit Committee.

The Board has determined that each member of the Audit Committee is “financially literate” under Nasdaq rules and that at least one member qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee oversees the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent registered public accounting firm, the performance of the Company’s internal audit function and internal controls over financial reporting, and the Company’s policies and practices with respect to risk assessment and risk management as they relate to financial reporting, accounting, and compliance matters.

Compensation Committee

The Compensation Committee consists of Saul Locker, Christopher C. Miller, Ambassador Robin S. Bernstein (ret.), and Thomas Stoddard. As a “controlled company” under Nasdaq Listing Rule 5615(c), EMAT relies on the exemption from the requirement that the committee be composed entirely of independent directors, although all members of the committee are independent. Saul Locker serves as chair of the Compensation Committee.

The Compensation Committee oversees executive compensation, employee benefit plans, incentive programs, and the Company’s compensation policies and philosophy.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Saul Locker, Christopher C. Miller, Ambassador Robin S. Bernstein (ret.), and Thomas Stoddard. As a controlled company, EMAT relies on the exemption from Nasdaq’s requirement that this committee be composed exclusively of independent directors, although all members of the committee are independent. Saul Locker serves as chair of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee oversees the identification and evaluation of individuals qualified to become members of the Board of Directors, recommends director nominees for election, and oversees the Company’s corporate governance principles, policies, and practices, including Board and committee performance and governance matters.

Executive Compensation

Evolution Metals LLC

EM is an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company, it has opted to comply with the executive compensation disclosure rules applicable to emerging growth companies. As an emerging growth company, it is exempt from certain requirements related to executive compensation, including the requirement to provide information relating to the ratio of total compensation of its manager to the median of the annual total compensation of all of its employees.

For purposes of this disclosure and Item 402 of Regulation S-K, we view David Wilcox, EM’s manager, as the only named executive officer with respect to EM. No compensation or benefits were paid or provided to Mr. Wilcox for his services to EM during the year ended December 31, 2025 and December 31, 2024. Further, during the year ended December 31, 2025 and December 31, 2024, Mr. Wilcox was not party to any employment agreement or other compensation-related arrangement with EM. Further. EM did not maintain an equity compensation program or have any equity awards outstanding as of December 31, 2025. This disclosure therefore does not include a Summary Compensation Table, an Outstanding Equity Awards at Fiscal Year-End table, an Equity Compensation Plan Information table or narrative disclosures under Item 402 or Item 201(d), as applicable, of Regulation S-K, because there would be nothing to disclose in such tables and narratives.

Welsbach Technology Metals Acquisition Corp.

No executive officer or director of Welsbach Technology Metals Acquisition Corp. (“WTMA”) received any compensation for services rendered to WTMA during the year ended December 31, 2025 and December 31, 2024. Prior to the consummation of the Business Combination, WTMA did not pay, and was not obligated to pay, any compensation or fees of any kind, including finder’s fees, consulting fees, or other similar fees, to any of its executive officers, directors, or other insiders for services rendered prior to or in connection with the Business Combination.

WTMA’s executive officers and directors were entitled to reimbursement for out-of-pocket expenses incurred in connection with activities undertaken on WTMA’s behalf, including activities related to the Business Combination. There were no material reimbursable out-of-pocket expenses incurred by such individuals prior to the closing of the Business Combination.

The information set forth in this Current Report on Form 8-K under Item 5.02 is incorporated in this Item 2.01 by reference.

At the September Special Meeting, WTMA stockholders confirmed their approval and adoption of the Equity Incentive Plan, which the WTMA stockholders previously approved and adopted at the June Special Meeting. The Equity Incentive Plan became effective upon the Closing Date. The Equity Incentive Plan will allow the Company to make equity and equity-based incentive awards, in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, cash-based awards, and certain other awards based on or related to shares of EMAT Common Stock, to officers, employees, directors and consultants. The material features of the Equity Incentive Plan are described in the Proxy Statement/Prospectus filed with the SEC on August 11, 2025, under the heading “New EM Equity Incentive Plan Proposal” beginning on page 234 thereof, and such description is incorporated herein by reference. The foregoing summary of the Equity Incentive Plan and the description of the material features of the Equity Incentive Plan incorporated herein by reference are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is included as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 455 thereof and are incorporated herein by reference.

Reference is made to the disclosure regarding director independence in the section of the Proxy Statement/Prospectus titled “Management of New EM Following The Business Combination - Director Independence,” beginning on page 446 thereof, which is incorporated herein by reference.

The information set forth under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

The information set forth in the section titled “Registration Rights Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information About WTMA - Legal Proceedings,” beginning on page 293 thereof, which are incorporated herein by reference. To the knowledge of EMAT’s management, there are no legal proceedings pending against EMAT.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

The Company’s shares of EMAT Common Stock began trading on Nasdaq under the symbol “EMAT” on January 6, 2026.

Holders

On January 8, 2026, there were 73 holders of record of shares of EMAT Common Stock.

WTMA has not paid any cash dividends on its common stock to date. The payment of cash dividends by EMAT in the future will be dependent upon EMAT’s revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of the Business Combination. The payment of any dividends subsequent to the Business Combination will be within the discretion of the board of directors of EMAT.

Recent Sales of Unregistered Securities

None.

Description of Registrant’s Securities to be Registered

The disclosure contained in the Proxy Statement/Prospectus under the heading “Description of New EM Securities” beginning on page 461 thereof is incorporated herein by reference.

Indemnification of Directors and Officers

Information about the indemnification of the Company’s directors and executive officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of New EM Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 465 thereof, and that information is incorporated herein by reference. The information set forth under the heading “Indemnification Agreements” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 in the section entitled “Bridge Loan Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

None.

Item 3.03 Material Modification to Rights of Security Holders.

At the September Special Meeting, WTMA’s shareholders confirmed their approval of, among other things, the proposals set forth in the Proxy Statement/Prospectus in the section entitled “Advisory Governance Proposals” beginning on page 226 thereof (the “Advisory Governance Proposals”), which the WTMA stockholders previously approved and adopted at the June Special Meeting, and that information is incorporated herein by reference. Additionally, the information set forth in the Proxy Statement/Prospectus in the section entitled “Comparison of Rights of Equity Holders Of WTMA, The Target Companies and New EM” beginning on page 466 thereof is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the Company adopted the Second Amended and Restated Certificate of Incorporation of EMAT (as amended and restated, the “Charter”), which WTMA stockholders previously approved and adopted on September 2, 2025, and the Amended and Restated Bylaws of EMAT (as amended and restated, the “Bylaws”). The Charter became effective upon filing with the Secretary of State of the State of Delaware on January 5, 2026 and includes the amendments proposed by the Advisory Governance Proposals.

The foregoing descriptions of the Charter and Bylaws are subject to and qualified in their entirety by the terms of the Charter and Bylaws, which are filed hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

Reference is made to the disclosure set forth in the Proxy Statement/Prospectus in the section entitled “Merger Agreement Proposal” beginning on page 136 thereof, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 593,349,852 shares of EMAT Common Stock issued and outstanding. As of the Closing, the former holders of the EM Member Units, the former holders of EM Convertible Preferred Units, and the former holders of Handa Lab common stock, KCM common stock, KMMI common stock and NS World common stock, in each case outstanding immediately prior to any of the transactions contemplated by the Merger Agreement, received 475,962,290 shares, 109,436,178 shares, 270,217 shares, 542,342 shares, 1,614,129 shares and 648,497 shares of EMAT Common Stock, respectively, which constitute 80.22%, 18.44%, 0.05%, 0.09%, 0.27% and 0.11% of the outstanding shares of EMAT Common Stock, respectively. As of the Closing, the former stockholders of WTMA (including the Welsbach Acquisition Holdings LLC (the “Sponsor”), the other initial stockholders of WTMA, certain of the former directors and executive officers of WTMA, and the public stockholders that did not exercise their redemption rights in connection with the September Special Meeting) owned approximately 0.55% of the outstanding shares of EMAT Common Stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Closing of the Business Combination, on January 5, 2026, Daniel Mamadou, Christopher Clower, Dominik Oggenfuss, Matthew Rockett, and Justin Werner ceased to serve as members of the WTMA board of directors, and each of David Wilcox, Chris Hansen, Christopher C. Miller, Amb. Robin S. Bernstein and Thomas Stoddard were appointed to the Board.

Resignation of Chris Hansen

On January 8, 2026, shortly after being newly elected to the Board at Closing, Chris Hansen notified EMAT of his resignation as a director, effective January 8, 2026. Mr. Hansen also resigned as Chair of the Compensation Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Hansen’s resignation was not the result of any disagreement with EMAT on any matter relating to its operations, policies, or practices.

Appointment of Saul Locker

On January 8, 2026, the Board appointed Saul Locker to serve as a director of EMAT, effective immediately, to fill the vacancy created by Mr. Hansen’s resignation. Mr. Locker will serve until the next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal. The appointment was approved by unanimous written consent of the Board.

In connection with his appointment, Mr. Locker was designated to serve as (i) Chair of the Compensation Committee, (ii) Chair of the Nominating and Corporate Governance Committee, and (iii) a member of the Audit Committee, effective as of his appointment.

Taking into account the foregoing, the following persons are serving as executive officers and directors following the Closing.  For information concerning the executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the section titled “Management Of New EM Following The Business Combination,” beginning on page 442 thereof, which is incorporated herein by reference, other than the disclosure therein regarding Daniel Mamadou, Dean Evans, and Chris Hansen, as Daniel Mamadou and Dean Evans were not appointed as executive officers or directors of EMAT at the closing of the Business Combination and Chris Hansen resigned as a director effective January 8, 2026. Also, see the disclosure in the Proxy Statement/Prospectus in the sections titled “Compensation Of Directors and Officers” beginning on page 450 thereof and “Information About WTMA- Directors and Executive Officers” beginning on page 286 thereof, which disclosures are incorporated herein by reference.

Name	Age	Position
David Wilcox	37	Executive Chairman of Board of Directors and Director
Frank Moon	54	Chief Executive Officer
Andrew F. Knaggs, Esq.	50	President
Christopher Clower	59	Chief Financial Officer and Chief Operating Officer
John Arrastia	61	Chief Legal Officer
Saul Locker	69	Director
Christopher C. Miller	59	Director
Amb. Robin S. Bernstein	71	Director
Thomas Stoddard	70	Director

Each director will hold office until his or her term expires at the next annual meeting of stockholders for such director’s class or until his or her death, resignation, removal or the earlier termination of his or her term of office.

Adoption of the Equity Incentive Plan

The compensation of the Company’s named executive officers who served prior to the consummation of the Business Combination is described in the Proxy Statement/Prospectus under the heading “Compensation of Directors and Officers” beginning on page 450 thereof is incorporated herein by reference.

At the September Special Meeting, WTMA stockholders confirmed their approval and adoption of the Equity Incentive Plan, which the WTMA stockholders previously approved and adopted at the June Special Meeting. The Equity Incentive Plan became effective upon the Closing Date. The Equity Incentive Plan will allow the Company to make equity and equity-based incentive awards, in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, cash-based awards, and certain other awards based on or related to shares of EMAT Common Stock, to officers, employees, directors and consultants. The material features of the Equity Incentive Plan are described in the Proxy Statement/Prospectus filed with the SEC on August 11, 2025, under the heading “New EM Equity Incentive Plan Proposal” beginning on page 234 thereof, and such description is incorporated herein by reference. The foregoing summary of the Equity Incentive Plan and the description of the material features of the Equity Incentive Plan incorporated herein by reference are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is included as Exhibit 10.23 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.01 to this Current Report on Form 8-K is incorporated herein by reference.

Executive Employment Agreements

The information set forth under the title “Executive Officer Employment Agreements” in Item 1.01 of this Current Report on Form 8-K, and such disclosure is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, on January 5, 2026, the Board approved and adopted a new code of ethics (the “Code of Ethics”) that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics will be available on the Company’s website, www.evolution-metals.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.

The foregoing summary of the Code of Ethics policy is qualified in its entirety by reference to the full text of the Code of Ethics, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

On January 5, 2026, as a result of the Closing, the Company ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Merger Agreement Proposal” beginning on page 136 thereof, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 5, 2026, the Company issued a press release announcing the consummation of the Business Combination. A copy of the press release is filed as Exhibit 99.12 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.12 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act”, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this report in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of WTMA as of and for the years ended December 31, 2024 and 2023, and the related notes thereto are included in the Proxy Statement/Prospectus, beginning on page F-33 thereof, and are incorporated herein by reference. The unaudited financial statements of WTMA as of and for the three and nine months ended September 30, 2025 and 2024 and the related notes thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The audited financial statements of EM as of December 31, 2024 and for the Period from February 8, 2024 (inception) to December 31, 2024, and the related notes thereto are included in the Proxy Statement/Prospectus, beginning on page F-84 thereof, and are incorporated herein by reference. The unaudited financial statements of EM as of and for the three and nine months ended September 30, 2025 and the period from February 8, 2024 (inception) to September 30, 2024 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

The audited financial statements of KCM as of and for the years ended December 31, 2024 and 2023, and the related notes thereto are included in the Proxy Statement/Prospectus, beginning on page F-130 thereof, and are incorporated herein by reference. The unaudited financial statements of KCM as of and for the nine months ended September 30, 2025 and 2024 and the related notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The audited financial statements of KMMI as of and for the years ended December 31, 2024 and 2023, and the related notes thereto are included in the Proxy Statement/Prospectus, beginning on page F-173 thereof, and are incorporated herein by reference. The unaudited financial statements of KMMI as of and for the nine months ended September 30, 2025 and 2024 and the related notes thereto are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

The audited financial statements of NS World as of and for the years ended December 31, 2024 and 2023, and the related notes thereto are included in the Proxy Statement/Prospectus, beginning on page F-216 thereof, and are incorporated herein by reference. The unaudited financial statements of NS World as of and for the months ended September 30, 2025 and 2024 and the related notes thereto are filed as Exhibit 99.5 to this Current Report on Form 8-K and are incorporated herein by reference.

The audited financial statements of Handa Lab as of and for the years ended December 31, 2024 and 2023, and the related notes thereto are included in the Proxy Statement/Prospectus, beginning on page F-259 thereof, and are incorporated herein by reference. The unaudited financial statements of Handa Lab as of and for the nine months ended September 30, 2025 and 2024 and the related notes thereto are filed as Exhibit 99.6 to this Current Report on Form 8-K and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025 are set forth in Exhibit 99.6 hereto and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1¥	Amended and Restated Merger Agreement and Plan of Merger, dated November 6, 2024, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Annex A to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
2.2¥	Amendment No. 1 to Amended and Restated Merger Agreement and Plan of Merger, dated November 11, 2024, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Annex A to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
2.3¥	Amendment No. 2 to Amended and Restated Merger Agreement and Plan of Merger, dated February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Annex A to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
2.4¥	Amendment No. 3 to Amended and Restated Merger Agreement and Plan of Merger, dated March 31, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Annex A (Registration No. 333-283119) to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
2.4¥	Amendment No. 4 to Amended and Restated Merger Agreement and Plan of Merger, dated June 11, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Annex A to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
2.6¥	Amendment No. 5 to Amended and Restated Merger Agreement and Plan of Merger, dated July 21, 2025, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Annex A to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
2.7¥	Amendment No. 6 to Amended and Restated Merger Agreement and Plan of Merger, dated January 5, 2026, by and among Welsbach Technology Metals Acquisition Corp., WTMA Merger Subsidiary LLC and Evolution Metals LLC (incorporated by reference to Exhibit 2.7 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
3.1*	Second Amended and Restated Certificate of Incorporation of Evolution Metals & Technologies Corp.
3.2*	Amended and Restated Bylaws of Evolution Metals & Technologies Corp.
4.1	Form of Specimen Common Stock Certificate of Evolution Metals & Technologies Corp. (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.2	Form of Extension Note (incorporated by reference to Exhibit 10.12 to Welsbach Technology Metals Acquisition Corp.’s Form 10-K for the year ended December 31, 2022 filed with the SEC on February 21, 2023).
4.3	Promissory Note, dated June 25, 2021, issued to Welsbach Acquisition Holdings LLC (incorporated by reference to Exhibit 10.8 of Welsbach Technology Metals Acquisition Corp.’s Registration Statement on Form S-1/A, filed with the SEC on December 15, 2021).
4.4	Sponsor/Company Promissory Note dated May 25, 2023 (incorporated by reference to Exhibit 10.2 to Welsbach Technology Metals Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on August 1, 2023).
4.5	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated July 30, 2023 (incorporated by reference to Exhibit 10.1 to Welsbach Technology Metals Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on August 1, 2023).
4.6	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated August 30, 2023 (incorporated by reference to Exhibit 4.6 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.7	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated September 28, 2023 (incorporated by reference to Exhibit 4.7 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.8	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated November 10, 2023 (incorporated by reference to Exhibit 4.8 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.9	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated December 29, 2023 (incorporated by reference to Exhibit 4.9 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.10	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated March 20, 2024 (incorporated by reference to Exhibit 4.10 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.11	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated June 28, 2024 (incorporated by reference to Exhibit 4.11 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.12	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated September 30, 2024 (incorporated by reference to Exhibit 4.12 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.13	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated December 31, 2024 (incorporated by reference to Exhibit 4.13 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.14	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated March 31, 2025 (incorporated by reference to Exhibit 4.14 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.15	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated June 30, 2025 (incorporated by reference to Exhibit 4.15 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.16	Working Capital Note issued to Welsbach Acquisition Holdings LLC, dated September 30, 2025 (incorporated by reference to Exhibit 4.16 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
4.17	Unit Purchase Option, dated December 27, 2021, by and between Welsbach Technology Metals Acquisition Corp. and Chardan Capital Markets, LLC (incorporated by reference to Exhibit 4.2 of Welsbach Technology Metals Acquisition Corp.’s Current Report on Form 8-K filed with the SEC on December 30, 2021).

10.1	Share Exchange Agreement, dated February 10, 2025, between Evolution Metals LLC and Handa Lab Co., Ltd. (incorporated by reference to Exhibit 10.29 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.2	Share Exchange Agreement, dated February 10, 2025, between Evolution Metals LLC and KCM Industry, Ltd. (incorporated by reference to Exhibit 10.30 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.3	Share Exchange Agreement, dated February 10, 2025, between Evolution Metals LLC and KMMI INC. (incorporated by reference to Exhibit 10.31 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.4	Share Exchange Agreement, dated February 10, 2025, between Evolution Metals LLC and NS World Co., Ltd. (incorporated by reference to Exhibit 10.32 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.5	Amendment No. 1 to Share Exchange Agreement, Dated March 31, 2025, between Evolution Metals LLC and Handa Lab Co., Ltd. (incorporated by reference to Exhibit 10.48 to Post-Effective Amendment No. 2 to the Registration Statement (Registration No. 333-283119) on Form S-4 filed with the SEC on August 6, 2025).
10.6	Amendment No. 1 to Share Exchange Agreement, Dated March 31, 2025, between Evolution Metals LLC and KCM Industry, Ltd. (incorporated by reference to Exhibit 10.49 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.7	Amendment No. 1 to Share Exchange Agreement, Dated March 31, 2025, between Evolution Metals LLC and KMMI INC. (incorporated by reference to Exhibit 10.50 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.8	Amendment No. 1 to Share Exchange Agreement, Dated March 31, 2025, between Evolution Metals LLC and NS World Co. Ltd. (incorporated by reference to Exhibit 10.51 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).]
10.9	Form of Registration Rights Agreement (incorporated by reference to Annex G to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-283119) filed with the SEC on August 6, 2025).
10.10	Company Equityholder Support and Lock-up Agreement, dated November 6, 2024, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals LLC, Welsbach Acquisition Holdings LLC and the person set forth on Schedule I thereto (incorporated by reference to Annex E to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
10.11	Amendment to Company Equityholder Support and Lock-up Agreement, dated February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals LLC, Welsbach Acquisition Holdings LLC and the person set forth on Schedule I thereto (incorporated by reference to Annex E to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
10.12	Sponsor Support and Lock-up Agreement, dated November 6, 2024, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals LLC, Welsbach Acquisition Holdings LLC and the persons set forth on Schedule I thereto (incorporated by reference to Annex D to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
10.13	Amendment to Sponsor Support and Lock-up Agreement, dated February 10, 2025, by and among Welsbach Technology Metals Acquisition Corp., Evolution Metals LLC, Welsbach Acquisition Holdings LLC and the persons set forth on Schedule I thereto (incorporated by reference to Annex D to Welsbach Technology Metals Acquisition Corp.’s Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
10.14	Form of EM Convertible Preferred Unit Holder Lock-up Agreement (incorporated by reference to Exhibit 10.43 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
10.15	Form of Korean Company Shareholder Lock-up Agreement (incorporated by reference to Exhibit 10.45 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
10.16	Form of Director and Executive Officer Indemnification Agreement of Evolution Metals & Technologies Corp. (incorporated by reference to Exhibit 10.26 to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).

10.17+	Employment Agreement, dated January 5, 2026, between Evolution Metals & Technologies Corp. and David Wilcox (incorporated by reference to Exhibit 10.17 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
10.18+	Employment Agreement, dated January 5, 2026, between Evolution Metals & Technologies Corp. and Frank Moon (incorporated by reference to Exhibit 10.18 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
10.19+	Employment Agreement, dated January 5, 2026, between Evolution Metals & Technologies Corp. and Andrew F. Knaggs, Esq. (incorporated by reference to Exhibit 10.19 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
10.20+	Employment Agreement, dated January 5, 2026, between Evolution Metals & Technologies Corp. and Christopher Clower (incorporated by reference to Exhibit 10.20 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
10.21+	Employment Agreement, dated January 5, 2026, between Evolution Metals & Technologies Corp. and John Arrastia (incorporated by reference to Exhibit 10.21 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
10.22+	Evolution Metals & Technologies Corp. 2025 Equity Incentive Plan (incorporated by reference to Annex F to Post-Effective Amendment No. 2 to the Registration Statement on Form S-4 filed with the SEC on August 6, 2025).
14.1	Code of Ethics (incorporated by reference to Exhibit 14.1 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
21.1	List of Subsidiaries of Evolution Metals & Technologies Corp. (incorporated by reference to Exhibit 21.1 to Current Report on Form 8-K filed with the SEC on January 9, 2026)
99.1	Unaudited financial statements of WTMA as of and for the three and nine months ended September 30, 2025 and 2024 (incorporated by reference to WTMA’s Quarterly Report on Form 10-Q (File No. 011-41183) filed with the SEC on November 18, 2025).
99.2	Unaudited financial statements of EM as of and for the three and nine months ended September 30, 2025 and the period from February 8, 2024 (inception) to September 30, 2025 (incorporated by reference to EM’s Quarterly Report on Form 10-Q (File No. 333-283119-05) filed with the SEC on November 18, 2025).
99.3	Unaudited financial statements of KCM as of and for the nine months ended September 30, 2025 and 2024 (incorporated by reference to Exhibit 99.3 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.4	Unaudited financial statements of KMMI as of and for the nine months ended September 30, 2025 and 2024 (incorporated by reference to Exhibit 99.4 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.5	Unaudited financial statements of NS World as of and for the nine months ended September 30, 2025 and 2024 (incorporated by reference to Exhibit 99.5 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.6	Unaudited financial statements of Handa Lab as of and for the nine months ended September 30, 2025 and 2024 (incorporated by reference to Exhibit 99.6 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.7	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2025 (incorporated by reference to Exhibit 99.7 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.8	Management’s discussion and analysis of the financial condition and results of operations of KCM for the nine months ended September 30, 2025 (incorporated by reference to Exhibit 99.8 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.9	Management’s discussion and analysis of the financial condition and results of operations of KMMI for the nine months ended September 30, 2025 (incorporated by reference to Exhibit 99.9 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.10	Management’s discussion and analysis of the financial condition and results of operations of NS World for the nine months ended September 30, 2025 (incorporated by reference to Exhibit 99.10 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.11	Management’s discussion and analysis of the financial condition and results of operations of Handa Lab for the nine months ended September 30, 2025 (incorporated by reference to Exhibit 99.11 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
99.12	Press Release (incorporated by reference to Exhibit 99.12 to Current Report on Form 8-K filed with the SEC on January 9, 2026).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith
+	Indicates a management or compensatory plan

¥	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer